SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

March 18, 2014
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(Date of Report)

ALANCO TECHNOLOGIES, INC.
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(Exact name of Registrant as specified in its charter)

0-9437
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(Commission File No.)

ARIZONA                        86-0220694
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(State or other jurisdiction)    (IRS Employer Identification No.)

7950 E. ACOMA DRIVE, SUITE 111, SCOTTSDALE, ARIZONA  85260
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(Address of Principal Executive Office)       (Zip Code)

(480) 607-1010
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(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

(  ) Written communication pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

(  ) Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

(  ) Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

(  ) Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Robert R. Kauffman, President, Chief Executive Officer and Chairman of the Board of Alanco Technologies, Inc. (the “Company”), passed away suddenly on March 8, 2014 in Scottsdale, Arizona.

Effective as of March 14, 2014, the Company’s Board of Directors appointed John A. Carlson to serve as the President and Chief Executive Officer.  Mr. Carlson joined the Company in September 1998 as the Chief Financial Officer and Executive Vice President and was made a Director in 1999.  The Board also appointed Danielle Haney as Chief Financial Officer.  Ms. Haney joined the Company in September 2001 and has most recently served as the Corporate Controller and Corporate Secretary.  Ms. Haney will continue to serve as Corporate Secretary.  The Board has delayed action regarding the nomination or naming of a successor director.

Item 9.01 Financial Statements and Exhibits

99.1          Alanco Technologies, Inc. press release dated March 18, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                Alanco Technologies, Inc.

                                By:   /s/ John A. Carlson
                                  Name: John A. Carlson
                            Title:   Director, President & Chief Executive Officer

Date: March 18, 2014